Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sino-Global Shipping America, Ltd. (the “Company”) on Form 10-QSB for the period ending March 31, 2008, as filed with the Securities and Exchange Commission on May 12, 2008 (the “Report”), I, Cao Lei, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 12, 2008	/s/ Cao Lei
Cao Lei
Chief Executive Officer